                                                                    EXHIBIT 10.3

    Consult your lawyer before signing this lease -- it has important legal consequences.

                                BUSINESS LEASE

The Landlord and the Tenant agree to lease the Rental Space for the Term and at
the Rent stated, as follows:    (The Words Landlord and Tenant include all
landlords and all tenants under this Lease.)

Landlord  THOMAS ASSOCIATES            Tenant  TRIARCO INDUSTRIES
          --------------------------           -----------------------------
          Print or type                        Print or type
          213 HAMBURG TURNPIKE                 400 HAMBURG TURNPIKE
------------------------------------   -------------------------------------
Address                                Residence Address
          WAYNE NJ  07470                      WAYNE NJ  07470
------------------------------------   -------------------------------------

Rental Space    APPROX. 13,800 SF
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in the Building at    400 HAMBURG TURNPIKE, WAYNE, NJ 07470
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                     Address
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  Date of Lease    NOVEMBER 1, 1996      Rent for the Term is $100,000 per year
-------------------------------------      plus CPI increases yearly
Term  FIVE (5) YEARS                   The Rent is payable in advance on the
      -------------------------------  first day of each month, as follows:
      Beginning  DECEMBER 15, 1996       $8,334.00 per month (first year)
                 --------------------  ----------------------------------------
      Ending     DECEMBER 15, 2001       To be adjusted yearly per CPI increase
                 --------------------  ----------------------------------------
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Security $                             ----------------------------------------
          ------------
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Broker. The Landlord and the Tenant
        recognize   NO BROKER          ----------------------------------------
                  -------------------
as the Broker who brought about this   ----------------------------------------
Lease. The  __________ shall pay the
pay the Broker's commission.           ----------------------------------------

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Landlord & Tenant will hold each
other harmless                         ----------------------------------------
Liability Insurance. Minimum amounts:
for each person injured $1,000,000     ----------------------------------------
                        ----------
for any one accident $1,000,000 for    ----------------------------------------
                     ----------
property damage $100,000.              ----------------------------------------
                ---------
-------------------------------------  ----------------------------------------
Provide Ins. Policy per para. 6
Municipal Real Estate Taxes $          ----------------------------------------
paid by landlord
-------------------------------------  ----------------------------------------
Base Year 19 ___  Percent of Increase
_____%                                 ----------------------------------------
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Use of Rental Space   office space
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Additional agreements  Premises kept clean and maintained in its' present
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                       condition until lease is expired. Upon expiration, the
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                       tenant will surrender to the landlord, the premises
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                       cleaned, in good order and condition.
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  Parking spaces required: 20
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  *Note, 2nd floor plan, per Drawing A2 of 18, as limitation of space being
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    utilized.
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  Overages of $200.00/month in electrical consumption will be paid for by
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  tenant in excess of prior years.  Prior bills will be issued.
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                               Table of Contents

 1. Possession and Use                                  16. No Alterations
 2. Delay in Giving of Possession                       17. Signs
 3. No Assignment or Subletting                         18. Access to Rental Space
 4. Rent and Additional Rent                            19. Fire and Other Casualty
 5. Security                                            20. Eminent Domain
 6. Liability Insurance                                 21. Subordination to Mortgage
 7. Unavailability of Fire Insurance, Rate Increases    22. Tenant's Certificate
 8. Water Damage                                        23. Violation, Eviction, Re-entry and Damages
 9. Liability of Landlord and Tenant                    24. Notices
10. Real Estate Taxes                                   25. No Waiver
11. Acceptance of Rental Space                          26. Survival
12. Quiet Enjoyment                                     27. End of Term
13. Utilities and Services                              28. Binding
14. Tenant's Repairs, Maintenance, and Compliance       29. Full Agreement
15. Landlord's Repairs and Maintenance

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

1. Possession and Use

        The Landlord shall give possession of the Rental Space to the Tenant for the Term. The Tenant shall take possession of and use the Rental Space for the purpose stated above. The Tenant may not use the Rental Space for any other purpose without the written consent of the Landlord.

        The Tenant shall not allow the Rental Space to be used for any unlawful or hazardous purpose. The Tenant is satisfied that the Rental Space is zoned for the Use stated. The Tenant shall obtain any necessary certificate of occupancy or other certificate permitting the Tenant to use the Rental Space for that Use.

        The Tenant shall not use the Rental Space in any manner that results in
(1) an increase in the rate of fire or liability insurance or (2) cancellation of any fire or liability insurance policy on the Rental Space. The Tenant shall comply with all requirements of the insurance companies insuring the Rental Space. The Tenant shall not abandon the Rental Space during the Term of this Lease or permit it to become vacant for extended periods.

2. Delay in Giving of Possession

        This paragraph applies if (a) the Landlord cannot give possession of the Rental Space to the Tenant on the beginning date and (b) the reason for the delay is not the Landlord's fault. The Landlord shall not be held liable for the delay. The Landlord shall then have 30 days in which to give possession. If possession is given within that time, the Tenant shall accept possession and pay the Rent from that date. The ending date of the Term shall not change. If possession is not given within that time this Lease may be cancelled by either party on notice to the other.

3. No Assignment or Subletting

        The Tenant may not do any of the following without the Landlord's written consent: (a) assign this Lease (if the Tenant is a corporation, the sale of a majority of its shares shall be treated as an assignment), (b) sublet all or any part of the Rental Space or (c) permit any other person or business to use the Rental Space.

4. Rent and Additional Rent

        Tenant shall pay the Rent to the Landlord at the Landlord's address.

        If the Tenant fails to comply with any agreement in this Lease, the Landlord may do so on behalf of the Tenant. The Landlord may charge the cost to comply, including reasonable attorney's fees, to the Tenant as "additional rent". The additional rent shall be due and payable as Rent with the next monthly Rent payment. Non-payment of additional rent shall give the Landlord the same rights against the Tenant as if the Tenant failed to pay the Rent.

5. Security

        The Tenant has given to the Landlord the Security stated above. The Security shall be held by the Landlord during the Term of this Lease. The Landlord may deduct from the Security any expenses incurred in connection with the Tenant's violation of any agreement in this Lease. For example, if the Tenant does not leave the Rental Space in good condition at the end of the Term, the Security may be used to put it in good condition. If the amount of damage exceeds the Security, the Tenant shall pay the additional amount to the Landlord on demand.

        If the Landlord uses the Security or any part of it during the Term, the Tenant shall on demand pay the Landlord for the amount used. The amount of the Security is to remain constant throughout the Term. The Security is not to be used by the Tenant for the payment of Rent. The Landlord shall repay to the Tenant any balance remaining within a reasonable time after the end of the Term. The Tenant shall not be entitled to interest on the Security.

        If the Landlord's interest in the Rental Space is transferred, the Landlord shall turn over the Security to the new Landlord. The Landlord shall notify the Tenant of the name and address of the new Landlord. Notification must be given within 5 days after the transfer, by registered or certified mail. The Landlord shall then no longer be responsible to the Tenant for the repayment of the Security. The new Landlord shall be responsible to the Tenant for the return of the Security in accordance with the terms of this Lease.

        *Security returned within 30 days after Tenant vacates premises.

        The Tenant shall obtain, pay for, and keep in effect for the benefit of the Landlord and the Tenant public liability insurance on the Rental Space. The insurance company and the broker must be acceptable to the Landlord. This coverage must be in at least the minimum amounts stated above.

        All policies shall state that the insurance company cannot cancel or refuse the renew without at least 10 days written notice to the Landlord.

        The Tenant shall deliver the original policy to the Landlord with proof of payment of the first year's premiums. This shall be done not less than 15 days before the Beginning of the Term. The Tenant shall deliver a renewal policy to the Landlord with proof of payment not less than 15 days before the expiration date of each policy.

7. Unavailability of Fire Insurance, Rate Increases

        If due to the Tenant's use of the Rental Space the Landlord cannot obtain and maintain fire insurance on the Building in an amount and form reasonably acceptable to the Landlord, the Landlord may cancel this Lease on 30 days notice to the Tenant. If due to the Tenant's use of the Rental Space the fire insurance rate is increased, the Tenant shall pay the increase in the premium to the Landlord on demand.

8. Water Damage

        The Landlord shall not be liable for any damage or injury to any persons or property caused by the leak or flow of water from or into any part of the Building.

        *Unless due to Landlords act or neglect.

9. Liability of Landlord and Tenant

        The Landlord shall not be liable for injury or damage to any person or property unless it is due to the Landlord's act or neglect. The Tenant is liable for any loss, injury or damage to any person or property caused by the act or neglect of the Tenant or the Tenant's employees. The Tenant shall defend the Landlord from and reimburse the Landlord for all liablity and costs resulting from any injury or damage due to the act or neglect of the Tenant or the Tenant's employees.

11. Acceptance of Rental Space

        The Tenant has inspected the Rental Space and agrees that the Rental Space is in satisfactory condition. The Tenant accepts the Rental Space "as is".

12. Quiet Enjoyment

        The Landlord has the right to enter into this Lease. If the Tenant complies with this Lease, the Landlord must provide the Tenant with undisturbed possession of the Rental Space.

13. Utilities and Services

        The Landlord shall arrange and pay for all utilities and services required for the Rental Space, including the following:

(a) Heat                        (c) Electric
(b) Hot and cold water          (d) Gas

        *Except as noted on page 1.

        The Landlord shall pay for the following utilities and services:

        The Landlord is not liable for any inconvenience or harm caused by any stoppage or reduction of utilities and services beyond the control of the Landlord. This does not excuse the Tenant from paying Rent.

        The Tenant shall:

                (a) Promptly comply with all laws, orders, rules and requirements of governmental authorities, insurance carriers, board of fire underwriters, or similar groups.

                (b) Maintain the Rental Space and all equipment and fixtures in it in good repair and appearance.

                (c) Make all necessary repairs to the Rental Space and all equipment and fixtures in it, except structural repairs.

                (d) Maintain the Rental Space in a neat, clean, safe, and sanitary condition, free of all garbage.

                (e) Keep the walks, driveway, parking area, yard, entrances, hallways, and stairs clean and free from trash, debris, snow and ice.

                (f) Use all electric, plumbing and other facilities in the Rental Space safely.

                (g) Use no more electricity than the wiring or feeders to the Rental Space can safely carry.

                (h) Promptly replace all broken glass in the Rental Space.

                (i) Do nothing to destroy, deface, damage, or remove any part of the Rental Space.

                (j) Keep nothing in the Rental Space which is inflammable, dangerous or explosive or which might increase the danger of fire or other casualty.

                (k) Promptly notify the Landlord when there are conditions which need repair.

                (l) Do nothing to destroy the peace and quiet of the Landlord, other tenants, or persons in the neighborhood.

                (m) Avoid littering in the building or on its grounds.



        The Tenant shall pay any expenses involved in complying with the above.

15. Landlord's Repairs and Maintenance

        The Landlord shall:

                (a) Maintain the public areas, roof and exterior walls in good condition.

                (b) Make all structural repairs unless these repairs are made necessary by the act or neglect of the Tenant or the Tenant's employees.

                (c) Make necessary replacements of the plumbing, cooling, heating and electrical systems, except when made necessary by the act or neglect of the Tenant or the Tenant's employees.

                (d) Maintain the elevators in the Building, if any.

16. No Alterations

        The Tenant may not make any changes or additions to the Rental Space without the Landlord's written consent. Any changes or additions made without the Landlord's written consent shall be removed by the Tenant on demand.

        All changes or additions made with the Landlord's written consent shall become the property of the Landlord when completed and paid for the Tenant. They shall remain as part of the Rental Space at the end of the Term. The Landlord may demand that the Tenant remove any changes or additions at the end of the Term. The Tenant shall promptly pay for all costs of any permitted changes or additions. The Tenant shall not allow any mechanic's lien or other claim to be filed against the Building. If any lien or claim is filed against the Building, the Tenant shall have it promptly removed.

17. Signs

        The Tenant shall obtain the Landlord's written consent before placing any sign on or about the Rental Space. Signs must conform with all applicable municipal ordinances and regulations.

        The Landlord shall have access to the Rental Space on reasonable notice to the Tenant to (a) inspect the Rental Space (b) make necessary repairs, alterations, or improvements, (c) supply services, and (d) show it to prospective buyers, mortgage lenders, contractors or insurers.

        The Landlord may show the Rental Space to rent applicants at reasonable hours on notice to the Tenant with 6 months before the end of the Term.

        The Landlord may enter the Rental Space at any time without notice to the Tenant in case of emergency.

19. Fire and Other Casualty

        The Tenant shall notify the Landlord at once of any fire or other casualty in the Rental Space. The Tenant is not required to pay Rent when the Rental Space is unusable. If the Tenant uses part of the Rental Space, the Tenant must pay Rent pro-rata for the usable part.

        If the Rental Space is partially damaged by fire or other casualty, the Landlord shall repair it as soon as possible. This includes the damage to the Rental Space and fixtures installed by the Landlord. The Landlord need not repair or replace anything installed by the Tenant.

        Either party may cancel this Lease if the Rental Space is so damaged by fire or other casualty that it cannot be repaired within 90 days. If the parties cannot agree, the opinion of contractor chosen by the Landlord and the Tenant will be binding on both parties.

        This Lease shall end if the Rental Space is totally destroyed. The Tenant shall pay Rent to the date of destruction.

        If the fire or other casualty is caused by the act or negligence of the Tenant or the Tenant's employees, the Tenant shall pay for all repairs and all other damage.

20. Eminent Domain

        Eminent domain is the right of a government to lawfully condemn and take private property for public use. Fair value must be paid for the property. The taking occurs either by court order or by deed to the condemning party. If any part of the Rental Space is taken by eminent domain, either party may cancel this lease on 30 days notice to the other. The entire payment for the taking shall belong to the Landlord. The Tenant shall make no claim for the value of this Lease for the remaining part of the Term.

21. Subordination to Mortgage

        In a foreclosure sale all mortgages which now or in the future affect the Building have priority over this Lease. This means that the holder of a mortgage may end this Lease on foreclosure sale. The Tenant shall sign all papers needed to give any mortgage priority over this Lease. If the Tenant refuses, the Landlord may sign the papers on behalf of the Tenant.

22. Tenant's Certificate

        At the request of the Landlord, the Tenant shall sign a certificate stating that (a) this Lease has not been amended and is in effect, (b) the Landlord has fully performed all of the Landlord's agreements in this Lease, (c) the Tenant has no rights to the Rental Space except as stated in this Lease, (d) the Tenant has paid all Rent to date, and (e) the Tenant has not paid Rent for more than one month in advance. The Certificate shall also list all the property attached to the Rental Space owned by the Tenant.

23. Violation, Eviction, Re-entry and Damages

        The Landlord reserves a right of re-entry which allows the Landlord to end this Lease and re-enter the Rental Space if the Tenant violates any agreement in this Lease. This is done by eviction. Eviction is a court procedure to remove a tenant. Eviction is started by the filing of a complaint in court and the service of a summons on a tenant to appear in court. The Landlord may also evict the Tenant for any one of the other grounds of good cause provided by law. After a court order of eviction and compliance with the warrant of removal, the Landlord may re-enter and take back possession of the Rental Space. If the cause for eviction is non-payment of Rent, notice does not have to be given to the Tenant before the Landlord

Notices

        All notices given under this Lease must be in writing. Each party must accept and claim the notices given by the other. Unless otherwise provided by law, they may be given by personal delivery, or (b) certified mail, return receipt requested. Notices shall be addressed to the Landlord at the address written at the beginning of this Lease and to the tenant at the Rental Space.

No Waiver

        The Landlord's failure to enforce any agreement in this case shall not prevent the Landlord from enforcing the agreement for any violations occurring at a later time. Landlord may (a) dispose of it and charge the Tenant for the cost of disposal, or (b) keep it as abandoned property.

28. Binding

        This Lease binds the Landlord ant the Tenant and all parties who lawfully succeed to their rights or take their places.

29. Full Agreement

    The parties have read this Lease. It contains their full agreement. It may not be changed except in writing signed by the Landlord and the Tenant.

        * See Addendum to Lease Agreement attached hereto and made a part hereof.



Signatures

        The Landlord and the Tenant agree to the terms of this Lease by signing below. If a party is a corporation, this Lease is signed by its proper corporate officers and its corporate seal is affixed.

Witnessed or attested by:

/s/                                            /s/ Bernard Thomas                   SEAL
---------------------------------              ---------------------------------
As to Landlord                                 Bernard Thomas, Sr.      Landlord

/s/ Jane Pritchard                             /s/ Bernard Thomas, Jr.              SEAL
---------------------------------              ---------------------------------
As to Tenant                                   Bernard Thomas, Jr.      Landlord

                                              /s/ Rodger Rohde                      SEAL
                                              -------------------------------------
                                              Triarco Industries by Roger Rohde, Sr.


ADDENDUM TO LEASE AGREEMENT DATED November 1, 1996 between THOMAS ASSOCIATES, LANDLORD AND TRIARCO INDUSTRIES, TENANT


30. Tenant shall have two (2) five (5) year options to extend this Lease beyond the expiration date provided on page one of the Lease Agreement on the following terms and conditions:

        Should Tenant fully and faithfully perform all of the terms and conditions of this Lease, Tenant may extend the term of this Lease for a period of five (5) years, with the extended term to begin on the day following the expiration date of the lease term specified on page one of the Lease Agreement. All the terms, covenants and provisions of the original lease term shall apply to all extended lease terms.

        Tenant may exercise the option to extend this Lease by giving Landlord notice of its intention to do so not later than six (6) months prior to the expiration of the lease term.

        The terms stated above shall apply to the second five (5) year option to extend this Lease.